UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 23, 2018

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, Art P. Beattie will retire as Executive Vice President and Chief Financial Officer of The Southern Company (the “Company”) effective June 1, 2018. On May 23, 2018, the Company entered into a Consulting Agreement with Mr. Beattie, effective as of August 1, 2018, to assist with an orderly transition of knowledge and expertise in the role after his retirement. The agreement will continue through December 31, 2018 and provides for the payment of an aggregate of $400,000 in five equal monthly installments.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on May 23, 2018. Stockholders voted as follows on the matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes

Juanita Powell Baranco	619,506,684	10,350,882	3,001,739	253,812,558
Jon A. Boscia	620,443,159	9,246,698	3,169,448	253,812,558
Henry A. Clark III	616,988,342	12,714,494	3,156,469	253,812,558
Thomas A. Fanning	606,503,854	22,649,899	3,705,552	253,812,558
David J. Grain	618,096,341	11,551,877	3,211,087	253,812,558
Veronica M. Hagen	622,110,443	7,745,284	3,003,578	253,812,558
Linda P. Hudson	612,107,696	17,433,507	3,318,102	253,812,558
Donald M. James	612,492,688	17,170,743	3,195,874	253,812,558
John D. Johns	622,066,091	7,516,052	3,277,162	253,812,558
Dale E. Klein	617,849,356	11,816,047	3,193,902	253,812,558
Ernest J. Moniz	622,567,269	6,746,897	3,545,139	253,812,558
William G. Smith, Jr.	619,612,194	10,006,118	3,240,993	253,812,558
Steven R. Specker	617,839,223	11,802,749	3,217,333	253,812,558
Larry D. Thompson	623,615,291	5,967,254	3,276,760	253,812,558
E. Jenner Wood III	624,348,291	5,313,699	3,197,315	253,812,558

2.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
591,250,807	34,274,400	7,334,098	253,812,558

3.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
868,808,130	13,575,648	4,288,085	0

4.	The stockholder proposal to amend the proxy access by-laws was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,624,682	495,142,822	11,091,801	253,812,558

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2018	THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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